J.P. MORGAN MUNICIPAL BOND FUNDS

JPMorgan Trust II

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Trust IV

JPMorgan Ultra-Short Municipal Fund

(Class A Shares)

Supplement dated February 20, 2018

to the Summary Prospectuses, Prospectus and Statement of Additional Information

dated July 1, 2017, as supplemented

Changes to Sales Charges for Class A Shares purchased on or after March 31, 2018. Effective March 31, 2018 (the “Effective Date”), the Board of Trustees of the JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Ultra-Short Municipal Fund (the “Funds”) has approved changes to the sales charges for Class A Shares. If you purchase $250,000 or more of Class A Shares of the Funds on or after the Effective Date, you will no longer be assessed a sales charge. In addition, you will no longer be charged a contingent deferred sales charge (“CDSC”) if you redeem Class A Shares of the Funds for which you did not pay a sales charge and JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”) or its affiliates will no longer pay a Finder’s Fee with respect to such purchases. Class A Shares purchased prior to March 31, 2018 will continue to be subject to the CDSC schedule currently in effect, which is 0.75% of the purchase price for Class A Shares redeemed or exchanged into a money market fund during the first 18 months after purchase. In connection with these changes, the following changes will be made to the prospectus on the Effective Date:

Fee and Expense Table Changes — On the Effective Date, the second sentence in the Funds’ Summary Prospectuses and Prospectus under “Fees and Expenses of the Fund” will be replaced with the following:

You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds.

In addition, on the Effective Date, the table entitled “Shareholder Fees” in the Funds’ Summary Prospectuses and Prospectus will be deleted and replaced with the following:

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	2.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares for purchases prior to March 31, 2018	NONE (under $500,000)	1.00%	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares for purchases on or after March 31, 2018	NONE	1.00%	NONE

Front-End Sales Charge and Contingent Deferred Sales Charge Table Changes – On the Effective Date, the information in the table under Class A Shares under “Front-End Sales” Charge and “Contingent Deferred Sales Charge (CDSC)” on page 54 of the Prospectus will be replaced with the following:

Class A
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

Up to 2.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $250,000 or more for Short-Intermediate Municipal Bond Fund and Ultra-Short Municipal Fund.

Up to 3.75% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more for Funds (other than Short-Intermediate Municipal Bond Fund and Ultra-Short Municipal Fund)

SUP-TF-FEES-218

Class A
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

None for purchases of Short-Intermediate Municipal Bond Fund and Ultra-Short Municipal Fund on or after March 31, 2018. On purchases of $500,000 or more for Short-Intermediate Municipal Bond Fund and Ultra-Short Municipal Fund made before March 31, 2018:

•  0.75% on redemptions made within 18 months of purchase.

On purchases of $1 million or more for Funds (other than Short-Intermediate Municipal Bond Fund and Ultra-Short Municipal Fund)

•  0.75% on redemption made within 18 months of purchase.

Waived under certain circumstances.

Breakpoint Table Changes — On the Effective Date, the third paragraph and first table on page 56 of the Prospectus under “Class A Shares” are hereby deleted and replaced with the following:

For the JPMorgan Short-Intermediate Municipal Bond Fund and the JPMorgan Ultra-Short Municipal Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	2.25	2.30	2.00	0.00
$50,000 to $99,999	1.75	1.78	1.50	0.00
$100,000 to $249,999	1.25	1.27	1.00	0.00
$250,000 or more	0.00	0.00	0.00	0.00 for purchases on or after March 31, 2018[3]

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]

If you purchased Class A Shares prior to March 31, 2018 and were not assessed a sales charge, you will be charged a CDSC of 0.75% as a percentage of your redemption. Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

Deletion of Finder’s Fees — On the Effective Date, the first paragraph and first table under “Finder’s Fee Schedule for Defined Contribution Plans” section on page 57 shall be deleted in its entirety.

Letter of Intent and Rights of Accumulation Changes — On the Effective Date, the following sentence shall be added to the end of “Letters of Intent (LOI)” and “Rights of Accumulation (“ROI”)” in the “Glossary of Common Investment Terminology” section of the Prospectus:

Letters of Intent and Rights of Accumulation shall be based on the sales charge and breakpoint schedules in effect when the initial shares were purchased.

Statement of Additional Information Changes — On the Effective Date, the second paragraph and the first table, including its footnote, on page 42 of Part I of the Statement of Additional Information under “Finders’ Fee Commissions” shall be deleted and the following disclosure shall be added in its place:

There are no Finder’s fees paid with respect to the Short-Intermediate Municipal Bond Fund or the Ultra-Short Municipal Fund for sales of Class A Shares on or after March 31, 2018.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE